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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                               December 15, 1998



                       Affiliated Computer Services, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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             Delaware                              024787                         51-0310342
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
  (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)
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                           2828 North Haskell Avenue
                              Dallas, Texas 75204
                              -------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              Registrant's telephone number, including area code:
                                 (214) 841-6111




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EXPLANATORY NOTE

This Form 8-K/A amends Item 7 of the current report on Form 8-K filed by Affiliated Computer Services, Inc. ("ACS") on December 30, 1998 to include financial statements that were not available at the time of the filing of the initial report. The financial statements are required as a result of the acquisition by ACS of 8,704,238 shares of the common stock of a subsidiary of BRC Holdings, Inc. ("BRC") on December 15, 1998 pursuant to a tender offer. Such shares represented approximately 63% of the then outstanding common stock of BRC. ACS contemplates acquiring the balance of the outstanding shares by a merger in February 1999.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BRC HOLDINGS, INC. (incorporated by reference to pages 22 through 49 of BRC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and pages 1 through 11 of its Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.)


            Consolidated Statements of Income for the Three Years Ended
                  December 31, 1997

            Consolidated Balance Sheets at December 31, 1997 and 1996 Consolidated Statements of Changes in Shareholders' Equity for the
                  Three Years Ended December 31, 1997

            Consolidated Statements of Cash Flows for the Three Years Ended
                  December 31, 1997

            Notes to Consolidated Financial Statements

            Report of Independent Accountants

            Consolidated Condensed Balance Sheets - September 30, 1998 and
                  December 31, 1997 (Unaudited)

            Consolidated Condensed Statements of Income - Three and Nine
                  Months Ended September 30, 1998 and 1997 (Unaudited)

            Consolidated Condensed Statement of Shareholders' Equity - Nine
                  Months Ended September 30, 1998 and Year Ended December 31, 1997 (Unaudited)

            Condensed Statements of Cash Flows - Nine Months Ended September
                  30, 1998 and 1997 (Unaudited)

            Notes to Consolidated Condensed Financial Statements (Unaudited)

(b)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED).

             Pro Forma Condensed Consolidated Statement of Income for the
                   Six Months Ended December 31, 1998 and Related Notes

             Pro Forma Condensed Consolidated Statement of Income for the
                 Year Ended June 30, 1998 and Related Notes

(c)      EXHIBITS.

             2 Agreement and Plan of Merger, dated as of October 19, 1998, among Purchaser, ACS, and BRC, incorporated herein by reference to Exhibit 10 to the Schedule 14D-1 filed by Purchaser and ACS on October 23, 1998.

             99.1 Financial Statements of BRC Holdings, Inc. (incorporated by reference to pages 22 through 49 of BRC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and pages 1 through 11 of its Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.)

            *99.2  Pro Forma Financial Information.

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*  Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  February 5, 1999      AFFILIATED COMPUTER SERVICES, INC.



                                       By: /s/ Mark A. King
                                          -------------------------------------
                                             Mark A. King
                                             Executive Vice President, Chief
                                             Financial Officer and Director



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                                 EXHIBIT INDEX

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EXHIBITS
NO.                DESCRIPTION
--------           -----------
   2               Agreement and Plan of Merger, dated as of October 19, 1998, among Purchaser, ACS, and BRC, incorporated herein by reference to Exhibit 10 to the Schedule 14D-1 filed by Purchaser and ACS on October 23, 1998.

   99.1 Financial Statements of BRC Holdings, Inc. (incorporated by reference to pages 22 through 49 of BRC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and pages 1 through 11 of its Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.)

  *99.2            Pro Forma Financial Information.
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*  Filed herewith

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